SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Convertible Fund (the "fund")

Supplement dated July 25, 2001 to

Prospectus dated November 28, 2000


The following information supersedes, as applicable, certain information set forth in the Prospectus of the fund under the section "Management".

Peter Luke and Ross Margolies serve as portfolio managers and are responsible for the day-to-day management of the fund. Mr. Luke, a director of the subadviser and a portfolio manager is responsible for U.S. convertible securities. Mr. Luke has over 30 years of investment experience. Mr. Margolies, a managing director of the subadviser and senior portfolio manager is responsible for U.S. equity, convertibles and arbitrage portfolios. Mr. Margolies has over 19 years of investment experience.





FD 02351

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